UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55413
614 McKinley Place NE Minneapolis, Minnesota 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

A copy of the press release issued by Bio-Techne Corporation (the “Company”) on November 1, 2022, describing the results of operations for the quarter ended September 30, 2022 and its financial condition as of September 30, 2022 is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2022 annual meeting of shareholders of the Company held on October 27, 2022 (the “Annual Meeting”), the shareholders approved an amendment and restatement of the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 400,000,000.  The complete text of the Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

A quorum was present at the Annual Meeting with 35,724,443 shares represented personally or by proxy, which represents approximately 91.08% of the outstanding shares of the Company's common stock. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 – The shareholders voted to set the number of directors at nine:

For	Against	Abstain
35,575,971	139,956	8,516

Proposal No. 2 – The shareholders elected each of the nominees to the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
Charles R. Kummeth	34,092,428	546,544	14,588	1,070,883
Robert V. Baumgartner	24,822,872	9,195,158	635,530	1,070,883
Randolph C. Steer	31,246,852	3,392,776	13,932	1,070,883
John L. Higgins	27,963,915	6,675,747	13,898	1,070,883
Roeland Nusse	33,805,594	834,332	13,634	1,070,883
Julie L. Bushman	34,398,791	242,354	12,415	1,070,883
Joseph D. Keegan	32,918,324	1,721,906	13,330	1,070,883
Alpna Seth	33,163,651	1,475,674	14,235	1,070,883
Rupert Vessey	32,917,182	1,721,925	14,453	1,070,883

Each nominee was elected by a majority voting standard defined in the Amended and Restated Articles of Incorporation.

Proposal No. 3 – The shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Vote
21,321,031	13,045,755	286,774	1,070,883

Proposal No. 4 – The shareholders ratified an amendment to increase the number of shares of authorized common stock.

For	Against	Abstain
35,648,572	68,310	7,561

Proposal No. 5 – The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

For	Against	Abstain
34,862,262	856,480	5,701

Item 8.01 Other Events

A copy of the press release issued by Bio-Techne Corporation on November 1, 2022, announcing a cash dividend and stock dividend is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Articles of Incorporation of the Company

99.1	Press Release, dated November 1, 2022, announcing results of operations

99.2	Press Release, dated November 1, 2022, announcing cash dividend and stock dividend

104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION

Date: November 1, 2022	By:	/s/ Brenda S. Furlow
Brenda S. Furlow
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of the Company

99.1 99.2	Press Release, dated November 1, 2022, announcing results of operations Press Release, dated November 1, 2022, announcing cash dividend and stock dividend

104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document)